Harbor Fixed Income Funds

Supplement to Prospectus dated March 1, 2020
Harbor High-Yield Bond Fund
May 1, 2020
Effective immediately, Jordan N. Barrow joins Mark R. Shenkman, Justin W. Slatky, Eric Dobbin, Robert S. Kricheff, and Neil Wechsler, as a co-portfolio manager for Harbor High-Yield Bond Fund.
The following is added to the “Portfolio Management" section on page 20 of the Prospectus:
Portfolio Managers
Jordan N. Barrow, CFA Shenkman Capital Management, Inc.
Mr. Barrow is a Senior Vice President and Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2020. Mr. Barrow has been involved in portfolio management for the Fund since 2019.
The following replaces the corresponding information on page 38 of the Prospectus:
Harbor High-Yield Bond Fund
Shenkman Capital Management, Inc. (“Shenkman Capital”), located at 461 Fifth Avenue 22nd Floor, New York, NY 10017, serves as Subadviser to Harbor High-Yield Bond Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Shenkman Capital employs a team approach in managing the Fund. Mr. Shenkman and Mr. Slatky are the Co-Chief Investment Officers of the firm and have responsibility for setting strategies and direction with respect to the firm’s investment operations.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Mark R. Shenkman	2002	Mr. Shenkman founded Shenkman Capital in 1985 and is the President and Co-Chief Investment Officer. Prior to founding Shenkman Capital, he was the President and CIO at First Investors Asset Management. He was also the Co-Manager of High Yield at Lehman Brothers Kuhn Loeb where he established one of Wall Street’s earliest departments dedicated to the research, selling and trading of high yield securities. Prior to this he was a Security Analyst and Portfolio Manager at Fidelity Management & Research Company. Mr. Shenkman began his investment career in 1969.
Justin W. Slatky	2012	Mr. Slatky joined Shenkman Capital in 2011 and is an Executive Vice President, Co-Chief Investment Officer and Senior Portfolio Manager. Prior to joining Shenkman Capital, he was Co-Head and Managing Director of the High Yield Distressed Bond business at Goldman Sachs. Mr. Slatky began his investment career in 1999 as a High-Yield Analyst at Credit Suisse First Boston.
Eric Dobbin	2012	Mr. Dobbin joined Shenkman Capital in 2006 and is a Senior Vice President and Senior Portfolio Manager. Prior to joining Shenkman Capital, Mr. Dobbin worked for Merrill Lynch as Managing Director, Head of High Yield and Distressed Bond Trading, and prior to that was a Portfolio Manager at Hamilton Partners. Previously, Mr. Dobbin worked for Travelers/Smith Barney as a Portfolio Manager and Head of High Yield Research. Mr. Dobbin began his investment career as a Manager of Financial Analysis at Allied Signal in 1985.

Harbor Fixed Income Funds
Supplement to Prospectus dated March 1, 2020 — Continued

PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Robert S. Kricheff	2015	Mr. Kricheff joined Shenkman Capital in 2013 and is a Senior Vice President, Portfolio Manager, and Global Strategist. Prior to joining Shenkman Capital, Mr. Kricheff was a Managing Director and the Head of the Americas High Yield Sector Strategy for Credit Suisse. Mr. Kricheff began his investment career in 1987.
Neil Wechsler, CFA	2017	Mr. Wechsler joined Shenkman Capital in 2002 and is a Senior Vice President, Portfolio Manager, and Research Analyst. Prior to joining Shenkman Capital, Mr. Wechsler was a Summer Associate at Goldman Sachs Assets Management, where he worked on their high yield and investment grade research teams. Previously, Mr. Wechsler was an Associate at Credit Lyonnais Securities in their Asset Backed Securities group. Mr. Wechsler began his investment career in 1998 as an Analyst in Duff & Phelps Credit Rating Co.’s Structured Finance group.
Jordan N. Barrow, CFA	2020	Mr. Barrow joined Shenkman Capital in 2004 and is a Senior Vice President and Portfolio Manager. He has over 15 years of leveraged finance investing experience. Mr. Barrow has experience managing portfolios since 2011 for the Shenkman Capital’s High Yield, Short Duration, and Convertible strategies. He started his career as a high yield research analyst specializing in Healthcare in 2004 and has also covered Retail, Technology and Service Industries.
Investors Should Retain This Supplement For Future Reference
S0520.P.FI
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